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                                                                   EXHIBIT 10.41
                                                                   -------------

                                                                 FORM OF WARRANT


THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR STATE SECURITIES LAWS AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY, UPON REQUEST, REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT.

No. W-____            DENTAL/MEDICAL DIAGNOSTIC SYSTEMS,  INC.
                               WARRANT CERTIFICATE

        The Warrants are part of a series of 450,000 warrants issued pursuant to that certain Purchase Agreement dated March 2, 1998 by and between the Company, the initial holder hereof and others (the "Purchase Agreement"). This Certificate represents ____________ Warrants for the purchase of _______________ shares of Common Stock. A copy of the Purchase Agreement may be obtained by the Holder at no charge from the Company at the Company's address set forth in
Section 9 below.

        1.      Warrant; Purchase Price

                Each Warrant shall entitle the Holder initially to purchase one share of Common Stock of the Company and the purchase price payable upon exercise of the Warrants shall initially be $5.812 per share of Common Stock (the "Purchase Price"). The shares of Common Stock issuable upon exercise of the Warrant are sometimes referred to herein as the "Warrant Shares."

        2.      Exercise; Expiration Date

                2.1 The Warrants are exercisable, at the option of the Holder, in whole or in part at any time and from time to time commencing on May 15, 1998 (the "Commencement Date") and until the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise substantially in the form attached hereto as EXHIBIT 1 and the Investment Letter in the form attached hereto as EXHIBIT 2 and payment of the Purchase Price, at the election of the Holder, either (i) in cash or (ii) by receiving from the Company the number of Warrant Shares equal to (A) the number of Warrant Shares as to which this Warrant is being exercised, minus (ii) the number of Warrant Shares having an aggregate Fair Market Value as of the date the Notice of Exercise is delivered (the "Determination Date") equal to the aggregate Purchase Price for the number of Warrant Shares as to which this Warrant is being exercised. For purposes hereof, Fair Market Value means, as of the Determination Date, the value of the Common Stock determined as follows: (a) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq


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National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the Determination Date, as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable; (b) if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the Determination Date, as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable; or (c) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board of Directors. In the case of exercise of less than the entire Warrant represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrant.

                2.2 The term "Expiration Date" shall mean 5:00 p.m. New York time on May 15, 2003, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. New York time the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

        3.      Ownership

                The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in Section 7.

        4.      Reservation of Shares

                The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrant such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding capital stock of the Company are then listed.

        5.      Adjustment of Number of Shares

                Upon each adjustment of the Warrant Price as provided in Section 6, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable


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pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

        6. Adjustment of Warrant Price. The Warrant Price shall be subject to adjustment from time to time as follows:

                6.1 If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

                6.2 If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

                6.3 In case, at any time during the Term of this Warrant, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the difference of (x) the Current Market Price of one share of Common Stock minus (y) the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator shall be such Current Market Price.

                6.4 All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

                6.5     For the purpose of any computation pursuant to this
Section 6, the Current Market Price at any date of one share of Common Stock shall be deemed to be (a) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Current Market Price of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of


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trading in the Common Stock) on the last market trading day prior to such date, as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable; (b) if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Current Market Price of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to such date, as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable; or (c) in the absence of an established market for the Common Stock, the Current Market Price shall be determined in good faith by the Board of Directors.

                6.6 Whenever the Warrant Price shall be adjusted as provided in Section 6.5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection 6.8 of this Section 6.

                6.7 Adjustments made pursuant to shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

                6.8 In the event the Company shall propose to take any action of the types described in subsections 6.1, 6.2, and 6.3 above of this
Section 6, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

                6.9 In any case in which the provisions of this Section 6 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

        7.      Securities Law Restrictions

                7.1 Restricted Securities. The Holder understands that this Warrant and the Warrant Shares constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act or an applicable exemption from such registration.


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In this connection, the Holder acknowledges that Rule 144 of the Securities and
Exchange Commission (the "Commission") is not now, and may not in the future be, available for resales of the Warrant and the Warrant Shares hereunder. Unless the Warrant Shares are subsequently registered pursuant to Section 8, the Holder further acknowledges that the securities legend on EXHIBIT 2 attached hereto shall be placed on any Warrant Shares issued to the Holder upon exercise of this Warrant.

                7.2 Representations. By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Warrant Shares as set forth in the Form of Investment Letter attached as EXHIBIT 2 attached hereto.

                7.3 Certification of Investment Purpose. Unless a current registration statement under the Securities Act shall be in effect with respect to the Warrant Shares, the Holder covenants and agrees that, at the time of exercise hereof, it will deliver to the Company a written certification executed by the Holder that the Warrant Shares are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

                7.4 Transfer Mechanics. Subject to the provisions of Sections 7.1 and 7.2 above, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 9 hereof.

                7.5 Replacement. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 7, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

        8.     Registration Rights


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                The holder of this Warrant has all the benefits, and by
accepting this warrant, assumes all of the obligations of a holder of Warrant Shares under the Purchase Agreement.


        9.      Notices

                Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at the address of the Holder appearing on the books of the Company or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 200 N. Westlake Boulevard, Suite 202, Westlake Village, CA 91362, or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

        10.     Amendment

                This Warrant may be amended as set forth in Section 8 of the Purchase Agreement dated as of March 2, 1998.

        11.     Governing Law

                This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of California.


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        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this ____ day of __________, 1998.

                                    DENTAL/MEDICAL DIAGNOSTIC
                                    SYSTEMS, INC.




                                By: ________________________________
                                    Name: Robert H. Gurevitch
                                    Title: Chairman, CEO, President
                                           and Secretary



[SEAL]



Attest:


-------------------------------
Name: Ronald E. Wittman
Title:  Chief Financial Officer


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EXHIBIT 1 TO WARRANT


                               NOTICE OF EXERCISE

                The undersigned hereby irrevocably elects to exercise, pursuant to Section 32 of the Warrant Certificate accompanying this Notice of Exercise, _____________Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full either in cash or by tendering Warrants with a Fair Market Value equal to all or any part of the Purchase Price with respect to the Warrants for which this notice is given, in accordance with the terms of Section 2.1 of the Warrant Certificate.

                                            ------------------------------------
                                            Name of Holder


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Address:


--------------------------
CASH



--------------------------
Warrants Tendered - FMV


= $_______________________


divided by $5.812 (as adjusted)


= ________________________ Warrant Shares


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EXHIBIT 2 TO WARRANT

To:     DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

                In connection with the purchase by the undersigned of ___________ shares of the Common Stock (the "Warrant Shares") of Dental/Medical Diagnostic Systems, Inc, a Delaware corporation (the "Company"), upon exercise of that certain Common Stock Warrant dated as of March __, 1998 the undersigned hereby represents and warrants as follows:

                The Warrant Shares to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Warrant Shares. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Warrant Shares.

                The undersigned understands that the Warrant Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Warrant Shares unless and until:

                There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                (i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.


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                The undersigned understands the instruments evidencing the
Warrant Shares may bear the following legend:

                THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.



Dated: ____________, 1998


                                          ______________________________________

                                          Name:_________________________________

                                          Title:________________________________


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